Statements of Net Assets Available for Benefits - EBP Zoetis Savings Plan - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Assets:
Investments, at fair value	$ 2,054,083	$ 1,869,752
Receivables:
Notes receivable from participants	15,082	14,838
Employer contributions	45,712	47,578
Total receivables	60,794	62,416
Net assets available for benefits	$ 2,114,877	$ 1,932,168